SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2003

Jacuzzi Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14557	22-3568449

(State of other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification Number)

777 S. Flagler Drive, Suite 1108, West Palm Beach, FL	33401

(Address of Principal Executive Offices)	(Zip Code)

(561) 514-3838

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
PRESS RELEASE

Item 5. Other Events.

See press release of Registrant dated June 19, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits Description

99.1 Text of press release of Jacuzzi Brands, Inc. dated June 19, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacuzzi Brands, Inc.

Date: June 20, 2003	By:	/s/ Steven C. Barre Name: Steven C. Barre Title: Senior Vice President, General Counsel and Secretary